UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2005

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On September 27, 2005, the Board of Directors of Greater Bay Bancorp (the “Company”) adopted amendments to the Greater Bay Bancorp 401(k) Plan (the “401(k) Plan”) and the Greater Bay Bancorp 2005 Supplemental Executive Retirement Plan document (the “SERP Document”). The amended 401(k) Plan and the revised SERP Document are attached hereto as Exhibits 10.1 and 10.2, respectively.

The Board made three changes to the 401(k) Plan, the first two of which are designed to increase employee participation in the 401(k) Plan. The first amendment provides for automatic election into the plan for all new hires at a rate of 2% of eligible compensation. Employees not wishing to participate would have to make an election to opt out of plan participation. The second amendment increases the employer match (currently 62.5% up to 8% of salary deferred) to 75% for the first 4% of salary deferred and 62.5% for the next 4% of salary deferred. The third amendment revises the definition of eligible compensation to exclude termination pay (vacation settlement and severance), car allowances and other fringe benefits and to exclude bonus compensation other than bonuses paid under the Company’s regular annual bonus plans.

The Board adopted clarifying changes to the SERP Document, including (1) clarification of the provisions concerning benefits on Change in Control, including the addition of definitions of termination for “Cause,” “Change in Control Benefit” and “Change in Control Retirement Date,” (2) the addition of a termination of employment without Cause requirement to the vesting of benefits on a Change in Control, and (3) the addition of an age requirement of 55 years to the service requirement of 10 years for vesting of benefits generally. All of these changes had been inadvertently omitted from the original version of the SERP Document.

(b) The Company also revised its Stock Option Agreement, Key Officer Stock Option Agreement and Restricted Stock Award Agreement to clarify certain provisions and to add to the agreements the change in control provisions that are included in the Amended and Restated Stock Option Plan. The forms of revised agreements are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively.

Item 1.02 Termination of a Material Definitive Agreement

On September 27, 2005, the Board of Directors terminated the Company’s Employee Stock Purchase Plan (the “ESPP”), effective September 30, 2005. The ESPP, a broad-based employee benefit plan, allowed employees to purchase shares of the Company’s common stock at a discounted price through payroll deduction. The Board based its decision on the plan’s low participation rate, the cost and complexity of administering the plan and the potential impact on the Company’s earnings as a result of adoption of FAS 123(R) on January 1, 2006.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On September 28, 2005, the Company completed the exchange (the “Exchange Offer”) of $150,000,000 aggregate principal amount of 5.125% Senior Notes Series C, due April 15, 2010 (the “Original Notes”), for $150,000,000 aggregate principal amount of 5.125% Senior Notes, Series D, due April 15, 2010 (the “Exchange Notes”). The terms of the Exchange Notes and the Original Notes are identical in all material respects, except that the Exchange Notes have been registered with the Securities and Exchange Commission and do not contain transfer restrictions and registration rights that relate to the Original Notes. In addition, the Exchange Notes do not contain provisions relating to the payment of additional interest under the circumstances related to the registration of the Original Notes. The Exchange Notes were issued under the same Indenture as the Original Notes. The Company has incurred no additional indebtedness as a result of the consummation of the Exchange Offer.

The Notes were issued pursuant to an indenture dated March 24, 2003, which was previously filed as Exhibit 4.1 to our Form 10-Q filed on May 9, 2003 and an Officer’s Certificate dated April 15, 2005 which was previously filed as Exhibit 4.1 to our Form 8-K filed on April 15, 2005, both of which are incorporated herein by reference. The form of certificate for the Exchange Notes was previously filed as Exhibit 4.3 to our Form S-4 relating to the Exchange Offer, filed with the SEC on July 27, 2005, and is incorporated herein by reference.

The following are events of default under the indenture with respect to the Exchange Notes:

•	default in the payment of any principal or premium, if any, on the Exchange Notes when due;

•	default in the payment of any interest on the Exchange Notes when due, which continues for 30 days;

•	default in the performance of any other obligation contained in the indenture for the benefit of the Exchange Notes, which continues for 60 days after written notice;

•	default in the payment of principal of or interest on any of our indebtedness or the indebtedness of any bank subsidiary of Greater Bay Bancorp with a principal amount in excess of $15 million, which results in an acceleration of such debt and such acceleration shall not have been annulled or rescinded within 30 days of notice of such acceleration; or

•	specified events in bankruptcy, insolvency or reorganization of the Company or any bank subsidiary of the Company.

If an event of default with respect to the Exchange Notes (other than an event of default arising from specified events in bankruptcy of the Company or any bank subsidiary of the Company) occurs and is continuing, the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Exchange Notes may declare the principal thereof, premium, if any, and all unpaid interest thereon to be due and payable immediately. In an event of default with respect to the Exchange Notes arising from specified events in bankruptcy of the Company or any bank subsidiary of the Company, then the principal thereof, premium, if any, and all unpaid interest thereon shall be due and payable immediately without any declaration or other action on the part of the trustee or any holder of the Exchange Notes.

A press release relating to the Exchange Offer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

4.1	Indenture dated as of March 24, 2003 between Greater Bay Bancorp and Wilmington Trust Company as Trustee (incorporated by reference from Exhibit 4.1 to Greater Bay Bancorp’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2003)

4.2	Officer’s Certificate dated as of April 15, 2005 pursuant to Section 1.02 and 3.01 of the Indenture by and between Greater Bay Bancorp and Wilmington Trust Company, as Trustee, dated as of March 23, 2003 (incorporated by reference from Exhibit 4.1 to Greater Bay Bancorp’s Current Report on Form 8-K filed with the SEC on April 15, 2005)

4.3	Form of Global Note relating to the 5.125% Senior Notes, Series D, due April 15, 2010 (incorporated by reference from Exhibit 4.3 to Greater Bay Bancorp’s Registration Statement on Form S-4, File No. 333-126913 filed with the SEC on July 27, 2005)

10.1	Greater Bay Bancorp 401(k) Plan Adoption Agreement, as amended, effective, January 1, 2006

10.2	Greater Bay Bancorp 2005 Supplemental Executive Retirement Plan, as amended

10.3	Form of Stock Option Agreement

10.4	Form of Key Officer Stock Option Agreement (1)

10.5	Form of Restricted Stock Award Agreement (1)

99.1	Press release relating to completion of the Exchange Offer, issued September 28, 2005

(1)	Represents executive compensation plans and arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date:	September 30, 2005	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President, General Counsel and Secretary

Exhibit Index

4.1	Indenture dated as of March 24, 2003 between Greater Bay Bancorp and Wilmington Trust Company as Trustee (incorporated by reference from Exhibit 4.1 to Greater Bay Bancorp’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2003)

4.2	Officer’s Certificate dated as of April 15, 2005 pursuant to Section 1.02 and 3.01 of the Indenture by and between Greater Bay Bancorp and Wilmington Trust Company, as Trustee, dated as of March 23, 2003 (incorporated by reference from Exhibit 4.1 to Greater Bay Bancorp’s Current Report on Form 8-K filed with the SEC on April 15, 2005)

4.3	Form of Global Note relating to the 5.125% Senior Notes, Series D, due April 15, 2010 (incorporated by reference from Exhibit 4.3 to Greater Bay Bancorp’s Registration Statement on Form S-4, File No. 333-126913 filed with the SEC on July 27, 2005)

10.1	Greater Bay Bancorp 401(k) Plan Adoption Agreement, as amended, effective January 12, 2006

10.2	Greater Bay Bancorp 2005 Supplemental Employee Retirement Plan, as amended

10.3	Form of Stock Option Agreement

10.4	Form of Key Officer Stock Option Agreement (1)

10.5	Form of Restricted Stock Award Agreement (1)

99.1	Press Release relating to completion of the Exchange Offer, issued September 28, 2005.

(1)	Represents executive compensation plans and arrangements.